UACSC 99-C

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  DECEMBER 1999

NOTE BALANCE RECONCILIATION                                                         DOLLARS
                                                       CLASS A-1          CLASS A-2        CLASS A-3       CLASS A-4
                                                      -------------      -------------    -------------    -------------
Original Note Balances                                72,500,000.00      94,500,000.00    88,000,000.00    95,200,000.00
Beginning Period Note Balances                        29,493,825.01      94,500,000.00    88,000,000.00    95,200,000.00
Principal Collections - Scheduled Payments             4,037,280.20                  -                -                -
Principal Collections - Payoffs                        3,547,220.04                  -                -                -
Principal Withdrawal from Payahead                           616.82                  -                -                -
Gross Principal Charge Offs                              924,827.51                  -                -                -
Repurchases                                                       -                  -                -                -
Accelerated Principal                                    734,761.82                  -                -                -
Principal shortfall, up to Accelerated Principal                  -                  -                -                -
Total Principal to be Distributed                      9,244,706.39                  -                -                -
                                                      -------------      -------------    -------------    -------------
Ending Note Balances                                  20,249,118.62      94,500,000.00    88,000,000.00    95,200,000.00
                                                      =============      =============    =============    =============


Note Factor                                               0.2792982          1.0000000        1.0000000        1.0000000
Interest Rate                                                5.4730%            6.1900%          6.6100%           6.820%


NOTE BALANCE RECONCILIATION                                 CLASS B          TOTAL            NUMBERS
                                                         -------------    --------------       ------
Original Note Balances                                   14,591,551.00    364,791,551.00       24,594
Beginning Period Note Balances                           14,591,551.00    321,785,376.01       22,792
Principal Collections - Scheduled Payments                           -      4,037,280.20
Principal Collections - Payoffs                                      -      3,547,220.04          368
Principal Withdrawal from Payahead                                   -            616.82
Gross Principal Charge Offs                                          -        924,827.51           60
Repurchases                                                          -                 -            0
Accelerated Principal                                                -        734,761.82
Principal shortfall, up to Accelerated Principal                     -                 -
Total Principal to be Distributed                                    -      9,244,706.39
                                                         -------------    --------------       ------
Ending Note Balances                                     14,591,551.00    312,540,669.62       22,364
                                                         =============    ==============       ======

Note Factor                                                  1.0000000         0.8567651
Interest Rate                                                    7.050%           6.3476%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                                   364,791,551.99
Beginning Period Principal Balance                                           327,189,659.32
Principal Collections - Scheduled Payments                                     4,037,280.20
Principal Collections - Payoffs                                                3,547,220.04
Principal Withdrawal from Payahead                                                   616.82
Gross Principal Charge Offs                                                      924,827.51
Repurchases                                                                               -
                                                                             --------------
Ending Principal Balance                                                     318,679,714.75
                                                                             ==============
Ending Note Balances                                                         312,540,669.62
                                                                             ==============
Tail not sold                                                                          0.99
                                                                             ==============
Cumulative Accelerate Principal                                                6,139,044.14
                                                                             ==============


CASH FLOW RECONCILIATION

Principal Wired                                                                7,585,701.12
Interest Wired                                                                 3,281,074.24
Withdrawal from Payahead Account                                                     906.52
Repurchases (Principal and Interest)                                                      -
Charge Off Recoveries                                                            128,118.84
Interest Advances                                                                 78,058.89
Collection Account Interest Earned                                                35,408.81
Spread Account Withdrawal                                                                 -
Policy Draw for Principal or Interest                                                     -
                                                                             --------------

Total Cash Flow                                                               11,109,268.42
                                                                             ==============


TRUSTEE DISTRIBUTION  (1/10/2000)

Total Cash Flow                                                               11,109,268.42
Unrecovered Advances on Defaulted Receivables                                     32,290.15
Servicing Fee (Due and Unpaid)                                                            -
Interest to Class A-1 Noteholders, including any overdue amounts                 147,968.06
Interest to Class A-2 Noteholders, including any overdue amounts                 487,462.50
Interest to Class A-3 Noteholders, including any overdue amounts                 484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts                 541,053.33
Interest to Class B Noteholders, including any overdue amounts                    85,725.36
Principal to Class A-1 Noteholders, including any overdue amounts              9,244,706.39
Principal to Class A-2 Noteholders, including any overdue amounts                         -
Principal to Class A-3 Noteholders, including any overdue amounts                         -
Principal to Class A-4 Noteholders, including any overdue amounts                         -
Principal to Class B Noteholders, including any overdue amounts                           -
Insurance Premium                                                                 36,022.09
Interest Advance Recoveries from Payments                                         47,758.83
Unreimbursed draws on the Policy for  Principal or  Interest                              -
Deposit to Payahead                                                                1,511.77
Payahead Account Interest to Servicer                                                 36.61
Excess                                                                                    -
                                                                             --------------

Net Cash                                                                                  -
                                                                             ==============

Servicing Fee Retained from Interest Collections                                 272,658.05

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                                 911,978.88
Beginning Balance                                                                911,978.88
Trustee Distribution of Excess                                                            -
Interest Earned                                                                    4,296.32
Spread Account Draws                                                                      -
Reimbursement for Prior Spread Account Draws                                              -
Distribution of Funds to Servicer                                                (4,296.32)
                                                                             --------------
Ending Balance                                                                   911,978.88
                                                                             ==============

Required Balance                                                                 911,978.88



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                              14,591,662.08
Beginning Balance                                                              8,235,728.40
Reduction Due to Spread Account                                                        0.00
Reduction Due to Accelerated Principal                                        (1,108,929.18)
Reduction Due to Principal Reduction                                            (355,474.05)
                                                                             --------------
Ending Balance                                                                 6,771,325.17
                                                                             ==============

First Loss Protection Required Amount                                          6,771,325.17
First Loss Protection Fee %                                                           2.00%
First Loss Protection Fee                                                         11,661.73



POLICY  RECONCILIATION


Original Balance                                                             364,791,551.00
Beginning Balance                                                            322,932,540.92
Draws                                                                                     -
Reimbursement of Prior Draws                                                              -
                                                                             --------------
Ending Balance                                                               322,932,540.92
                                                                             ==============

Adjusted Ending Balance Based Upon Required Balance                          313,648,291.37
                                                                             ==============
Required Balance                                                             313,648,291.37


PAYAHEAD RECONCILIATION


Beginning Balance                                                                  8,135.26
Deposit                                                                            1,511.77
Payahead Interest                                                                     36.61
Withdrawal                                                                           906.52
                                                                             --------------
Ending Balance                                                                     8,777.12
                                                                             ==============

CURRENT DELINQUENCY
                                                  PRINCIPAL        % OF ENDING
    # PAYMENTS DELINQUENT           NUMBER         BALANCE         POOL BALANCE
    ---------------------           ------         -------         ------------
1 Payment                            262         3,395,469.54         1.09%
2 Payments                           142         1,841,305.76         0.59%
3 Payments                            70         1,028,770.90         0.33%
                                     ---         ------------         ----
Total                                474         6,265,546.20         2.00%
                                     ===         ============         ====



DELINQUENCY RATE (60+)
                                                                  RECEIVABLE
                                             END OF PERIOD        DELINQUENCY
    PERIOD               BALANCE             POOL BALANCE            RATE
    ------               -------             ------------            ----
Current                2,870,076.66         312,540,669.62           0.92%
1st Previous           2,864,002.23         321,785,376.01           0.89%
2nd Previous           2,498,060.83         331,781,156.49           0.75%


NET LOSS RATE

                                                                                                                 DEFAULTED
                                                              LIQUIDATION                     AVERAGE            NET LOSS
    PERIOD                               BALANCE               PROCEEDS                     POOL BALANCE        (ANNUALIZED)
    ------                               -------               --------                     ------------        ------------
Current                                 924,827.51            128,118.84                   317,163,022.82           3.01%
1st Previous                            684,674.39             30,536.98                   326,783,266.25           2.40%
2nd Previous                             97,285.94              6,618.82                   336,615,397.06           0.32%

Gross Cumulative Charge Offs          1,769,819.75          Number of Repossessions                                   52
Gross Liquidation Proceeds              165,875.84          Number of Inventoried Autos EOM                           83
Net Cumulative Loss Percentage                0.44%         Amount of Inventoried Autos EOM                   616,601.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)              0.27%
Trigger                                      0.50%
Status                                         OK




DATE:1/6/00                                 /s/ Ashley Vukovits
                                            ------------------------------------
                                            ASHLEY VUKOVITS
                                            FINANCE OFFICER